UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):
September 29, 2015

CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas	001-09733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:    (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 30, 2015, Cash America International, Inc. (the “Company”) announced that Mr. T. Brent Stuart, the Company’s current President and Chief Operating Officer, has been selected to become the Company’s President and Chief Executive Officer, effective November 1, 2015.  The Board of Directors of the Company (the “Board”) approved Mr. Stuart’s selection on September 29, 2015 at the recommendation of its Search Committee.  As previously announced by the Company, Mr. Daniel R. Feehan, who currently serves as the Company’s Chief Executive Officer, will retire from that role on October 31, 2015.  In connection with Mr. Stuart’s selection, the Board determined that the roles of President and Chief Executive Officer of the Company will not be bifurcated as of November 1, 2015.

Mr. Stuart, age 45, has served in his current role as President and Chief Operating Officer since May 1, 2015 and served as the Company’s Executive Vice President – Chief Operating Officer of the Company from January 28, 2015 through May 1, 2015.  Prior to that, Mr. Stuart served as the Senior Vice President – Operations for the Company’s U.S. retail services storefront lending business from July 2010 to January 2015 and as a Regional Vice President from November 2008 to July 2010.  Prior to joining the Company, Mr. Stuart held various senior leadership roles in the financial services industry, including the position of Vice President with Fremont Investment and Loan from 2006 to 2008, Senior Vice President with Nationstar Mortgage from 2004 to 2006 and Vice President with Novastar Finanical, Inc. from 2002 to 2004.  He also held various leadership positions with CitiFinancial from 1994 to 2002.  Mr. Stuart started his career in financial services with Norwest Finance in May 1992.  Mr. Stuart holds a Bachelor of Science in Business Administration degree from Southeast Missouri State University.  There is no family relationship between Mr. Stuart and any director, executive officer, or person chosen by the registrant to become a director or executive officer. There are no transactions to which the Company or any of its subsidiaries is a party and in which Mr. Stuart has a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Stuart’s selection as Chief Executive Officer, on November 1, 2015 his base salary will increase from $500,000 to $550,000 and his target short-term incentive award for 2015 as a percentage of base salary will increase from 75% to 100% for the remainder of 2015.  In addition, in 2016 Mr. Stuart is expected to receive long-term incentive awards (which are typically granted in the form of RSUs) with a target value to be commensurate to Mr. Stuart’s position and base salary in 2016, with such award and target value to be determined in early 2016 by the Management Development and Compensation Committee of the Company’s Board of Directors.

As previously announced, Mr. Feehan will remain employed by the Company until April 30, 2020 to serve in a non-officer advisory role following his retirement from the role of Chief Executive Officer.  Mr. Feehan will remain on the Company's Board following his retirement from the role of Chief Executive Officer and will serve as the Executive Chairman of the Board from November 1, 2015 through October 31, 2016 and then will serve as the non-executive Chairman of the Board from November 1, 2016 through April 30, 2020, subject to his re-election to the Company’s Board each year by the Company’s shareholders. Jack Daugherty, the Company’s founder and current Chairman of the Board, will continue to serve as Chairman until November 1, 2015, at which time he will step down as Chairman but will continue to serve on the Board if he is elected by the Company’s shareholders.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated September 30, 2015

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements about the business, financial condition, operations and prospects of the Company. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation: the effect of, compliance with or changes in laws, rules and regulations applicable to the Company's business or changes in the interpretation or enforcement thereof; the regulatory and examination authority of the Consumer Financial Protection Bureau, including the effect of and compliance with a consent order the Company entered into with the Consumer Financial Protection Bureau in November 2013; accounting and income tax risks related to goodwill and other intangible asset impairment, certain tax positions taken by the Company and other accounting matters that require the judgment of management; the Company’s ability to attract and retain qualified executive officers; the effect of any current or future litigation proceedings, including an unfavorable outcome in an outstanding lawsuit relating to the Company’s 5.75% Senior Notes due 2018 even though the Company believes the lawsuit is without merit and will vigorously defend its position, and any judicial decisions or rule-making that affects the Company, its products or the legality or enforceability of its arbitration agreements; decreased demand for the Company’s products and services and changes in competition; fluctuations in the price of gold and changes in economic conditions; public perception of the Company’s business and the Company’s business practices; risks related to the Company’s financing, such as compliance with financial covenants in the Company’s debt agreements, the Company’s ability to satisfy its outstanding debt obligations, to refinance existing debt obligations or to obtain new capital; risks related to interruptions to the Company’s business operations, such as a prolonged interruption in the Company’s operations of its facilities, systems or business functions, cyber-attacks or security breaches or the actions of third parties who provide, acquire or offer products and services to, from or for the Company; risks related to the expansion and growth of the Company’s business, including the Company’s ability to open new locations in accordance with plans or to successfully integrate newly acquired businesses into its operations; risks related to the 2014 spin-off of the Company’s former E-Commerce Division that comprised its e-commerce segment, Enova International, Inc.; fluctuations in the price of the Company’s common stock; the effect of any of the above changes on the Company’s business or the markets in which the Company operates; and other risks and uncertainties indicated in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this report, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “intends,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date:	September 30, 2015	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated September 30, 2015